UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2018

ADT Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State of Incorporation)

001-38352
(Commission File Number)

47-4116383
(I.R.S. Employer Identification No.)

1501 Yamato Road Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

(561) 322-7235
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On October 25, 2018, ADT Inc. (“ADT”) announced the appointment of Daniel M. Bresingham to serve as ADT’s Executive Vice President, Commercial, effective December 1, 2018, with leadership responsibility for ADT’s national accounts, commercial business and Canadian business.  Mr. Bresingham, age 46, currently serves as ADT’s Executive Vice President and Chief Administrative Officer. Mr. Bresingham’s biography is included in ADT’s definitive proxy statement, filed with the Securities and Exchange Commission on August 9, 2018, and is incorporated by reference herein.

Item 7.01          Regulation FD Disclosure.

Acquisition of Red Hawk Fire & Security

On October 24, 2018, certain subsidiaries of ADT entered into a Purchase Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which and on the terms and subject to the conditions set forth therein, Fire & Security Holdings, LLC (the “Company” or “Red Hawk Fire & Security”) will become a wholly-owned indirect subsidiary of ADT (the “Merger”). In addition, ADT entered into a Guaranty (the “Guaranty”) in favor of Red Hawk Fire & Security, pursuant to which ADT will guaranty the obligations of its subsidiaries that are parties to the Merger Agreement. Under the terms of the Merger Agreement, the consideration for the acquisition of Red Hawk Fire & Security will be approximately $317.5 million in cash.

The Merger Agreement contains customary representations and warranties of each of the parties. The Merger Agreement also contains customary covenants and agreements. The Merger Agreement contains customary termination rights, including, without limitation, (i) by mutual consent of the parties, (ii) by either party if the transactions contemplated by the Merger Agreement are prohibited by law, (iii) by either party if the Merger is not consummated prior to December 21, 2018, subject to extension under certain circumstances to extend the consummation of the Merger, and (v) by either party upon certain breaches or violations of the other parties. Consummation of the Merger is subject to customary closing conditions, including, without limitation, subject to specific standards, the accuracy of the representations and warranties of the other party, the absence of any law or order restraining, enjoining or otherwise prohibiting the Merger, and the expiration or termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Merger is expected to close in the fourth quarter of 2018.

Prime Security Services Borrower, LLC, an indirect wholly owned subsidiary of ADT, has also obtained debt financing commitments for up to an additional $317.5 million of first lien term loans under its existing senior secured first lien credit facilities.

Incoming Chief Executive Officer Announces Executive Leadership Team

On October 25, 2018, ADT also announced an updated management structure in connection with its previously announced appointment of James D. DeVries as ADT’s Chief Executive Officer to become effective December 1, 2018.  The executive leadership of ADT, directly reporting to ADT’s Chief Executive Officer, effective December 1, 2018 will be the following officers of ADT whose biographies are included in ADT’s definitive proxy statement, filed with the Securities and Exchange Commission on August 9, 2018:

(1)	Daniel M. Bresingham, assuming a new position as Executive Vice President, Commercial as described in Item 5.02 above;
(2)	P. Gray Finney, continuing as Senior Vice President, Chief Legal Officer and Secretary;
(3)	Jamie E. Haenggi, continuing as Senior Vice President and Chief Customer Officer;
(4)	Jochen Koedijk, continuing as Senior Vice President and Chief Marketing Officer;
(5)	Jeffrey Likosar, continuing as Executive Vice President, Chief Financial Officer and Treasurer; and
(6)	Donald Young, assuming an expanded role as Chief Information Officer and Executive Vice President, Field Operations;

plus the following new officers:

(1)
Kenneth Porpora, to serve as ADT’s Senior Vice President and Chief Growth Officer, effective December 1, 2018. Mr. Porpora, age 42, previously was ADT’s President, Field Operations from August 2015 to October 2018.  Mr. Porpora was the Chief Financial Officer of ADT’s Residential Business Unit from October 2013 to August 2015 and the Vice President of various financial and data analytics leadership roles from 2009 to October 2013. Mr. Porpora has spent 20 years in the security industry, at ADT, in a wide range of finance, sales, marketing, data analytics, and operational positions. Mr. Porpora received his bachelor’s degree in Finance from Florida Atlantic University; and

(2)
President, Innovation and Business Development, a newly created role for which a search is underway, with responsibility for business and product development, strategy, innovation, and new and emerging business.

Forward Looking Statements

ADT has made statements in this filing and other reports, filings, and other public written and verbal announcements that are forward-looking and therefore subject to risks and uncertainties.  All statements, other than statements of historical fact, included in this document are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, satisfaction of the conditions to the consummation of the Merger, and other matters.  Any forward-looking statement made in this filing speaks only as of the date on which it is made. ADT undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and similar expressions.  These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management.  ADT cautions that these statements are subject to risks and uncertainties, many of which are outside of ADT’s control, including risks regarding the failure to obtain the necessary financing to complete the transactions contemplated by the Merger Agreement, and could cause future events or results to be materially different from those stated or implied in this document, or to occur at all, including among others, risk factors that are described in the ADT Annual Report on Form 10-K and other filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 25, 2018	ADT Inc.

	By:	/s/ P. Gray Finney
P. Gray Finney
Senior Vice President, Chief Legal Officer
and Secretary